Other operating income	12 Months Ended
Dec. 31, 2024
Other operating income
Other operating income

5Other operating income

The analysis of the Group’s other operating income for the year is as follows:

	2024	2023	2022
	£ 000	£ 000	£ 000
Rolls Royce settlement	27,919	—	—
R&D tax relief	8,623	1,370	4,496
Government grants	6,870	2,956	1,415
	43,412	4,326	5,911

Rolls-Royce settlement

Effective May 22, 2024, the Company entered into an agreement with Rolls-Royce to terminate the contract with Rolls-Royce to design an Electric Propulsion Unit (EPU). Pursuant to the agreement, the Company received a cash payment from Rolls-Royce for an amount equal to $34 million. In addition, the Company also received a non-cash transfer of 140 thousand of the Company’s own ordinary shares valued at $1 million recognized within a treasury shares reserve.

Government grants

Government grants relate to amounts receivable from grant awarding bodies relating to the research and development of eVTOL technologies. These grants are made to fund research and development expenditure and are recognized in profit or loss in the period to which the expense they are intended to fund relates.

R&D tax relief

The Company recognizes R&D tax relief relating to the UK R&D expenditure credit (“RDEC”) within Other operating income and UK small and medium-sized enterprise (“SME”) R&D tax relief within Income tax credit - see note 9 for further details.